STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT is made and entered into as of March 24, 2003, by and between CHAPEAU, INC., a Utah corporation (the "Company"), and MFPI, LLC, a Delaware limited liability company (the "Purchaser").

                                   RECITALS

     WHEREAS, the Company has requested from the Purchaser funds in an amount of up to $700,000 to be used by the Company for general corporate purposes, and the Company has agreed to sell to the Purchaser shares of its common capital stock, par value $0.001 each (the "Common Stock") on the terms and conditions provided herein;

     WHEREAS, the Company desires to sell, and the Purchaser desires to purchase, up to 2,333,334 shares of Common Stock (the "Stock"), together with warrants to purchase up to 2,333,334 additional shares of Common Stock (the "Warrants") in accordance with the following terms and conditions,

     NOW, THEREFORE, in consideration of the foregoing and the mutual terms and provisions contained herein, the parties hereto agree as follows:

     1.   Sale and Purchase.

     (a) The Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, initially 2,000,000 shares of the Stock (the "Initial Stock") for a purchase price (the "Purchase Price") equal to $0.30 per share or an aggregate of $600,000.

     (b) In addition to the payment of the Purchase Price, and in further consideration for the sale of the Initial Stock, the Company agrees to issue to the Purchaser simultaneously with the Initial Shares warrants (the "Warrants") to acquire an additional 4,000,000 shares of Common Stock at a purchase price of $0.50 each, the Warrants to be in the form attached to this Agreement as
Exhibit 1(b).

     2.   Option for Additional Shares of Stock.

     (a) The Company also agrees to sell to the Purchaser, at the Purchaser's option, the remaining 333,334 shares of Stock (the "Option Stock") at a purchase price (the "Option Purchase Price") of $0.30 per share or an aggregate of $100,000.

     (b) In addition to the payment of the Option Purchase Price, and in further consideration for the sale of the Option Stock, the Company agrees to issue to the Purchaser simultaneously with the Option Stock warrants (the "Option Warrants") to acquire an additional 666,668 shares of Common Stock at a purchase price of $0.50 each, the Option Warrants to in substantially the same tenor as the form of Warrants attached to this Agreement as Exhibit 1(b).

     (c) To exercise its right to purchase the Option Stock, the Purchaser shall deliver, at any time on or before December 31, 2003, notice to the Company of its exercise, plus payment of the Option Purchase Price in cash or immediately available funds.


                                1


     3.   Closing.

     (a) The closing (the "Closing") of purchase of the Initial Stock shall occur at the office of the Purchaser effective the date of this Agreement.

     (b) The Company acknowledges that it has, in installments paid on March 24 and March 28, 2003, received the Purchase Price in full, including without limitation the amount of $60,000 which the Purchaser has paid, on behalf of the Company, directly to Calim Private Equity, LLC ("Calim") as a placement fee. The Company acknowledges the payment of the placement fee to Calim and further acknowledges that it is aware that Calim is an affiliate of the Purchaser.

     (c) At the Closing, the Company shall instruct its transfer agent to deliver to the Purchaser the certificate representing the Initial Stock, free and clear of all liens, claims, options or rights to purchase, warrants, security interests, pledges, encumbrances and other rights of third parties. In addition, at the Closing the Company shall deliver to the purchaser the Warrants.

     (d) At the Closing, and thereafter, each party agrees to execute and deliver to the other any and all documents or instruments reasonably requested by the other party to effect the sale and purchase of the Initial Stock and the payment of the Purchase Price.

     (e) In the event the Purchaser exercises its right to purchase the Option Stock, then at the closing applicable to such purchase (the "Option Closing") the Purchaser will pay the Option Purchase Price and the Company will deliver a certificate representing the shares of Option Stock purchased and the Option Warrants.

     4. Representations and Warranties of the Company. Except as set forth in the Schedule of Exceptions attached as Exhibit 4 to this Agreement, the Company represents and warrants to the Purchaser as follows:

     (a) The Company (i) is duly organized, validly existing and in good standing as a corporation under the laws of the State of Utah; (ii) has the power, authority and legal right to own or lease and operate its property and to conduct the business in which it is currently engaged; and (iii) is in compliance with all requirements of applicable law except to the extent that the failure to comply therewith could not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of the Company and could not materially adversely affect the ability of the Company to perform its obligations under this Agreement and the Warrants (collectively, the "Transaction Documents").

     (b) The authorized capital of the Company consists of (i) 325,000,000 shares of the Common Stock, of which there are currently 15,677,550 issued and outstanding, and (ii) 5,000,000 shares of preferred stock, par value $0.001 each (the "Preferred Stock"), of which none are currently outstanding. All issued shares of Common Stock are validly issued, fully paid and non-assessable. There are no options, warrants or other rights to acquire any shares of Common Stock or Preferred Stock outstanding.


                                2


     (c) The Company has the power, authority and legal right to make, deliver and perform each of the Transaction Documents and to issue the Stock hereunder and has taken all necessary action to authorize this Agreement and other transactions contemplated hereby on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of this Agreement and the Warrants. No consent of any other person (including security holders and creditors of the Company), and no authorization of, notice to, or other act by or in respect of any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the Warrants. This Agreement and the Warrants have been duly executed and delivered on behalf of the Company and each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

     (d) At the Closing and, as applicable, the Option Closing, the Stock will be free and clear of any and all liens, claims, options or rights to purchase, security interests, pledges, encumbrances or any other restrictions or rights of third parties.

     (e) The Stock, when issued to the Purchaser in accordance with this Agreement, will be fully paid, duly issued and non-assessable and the shares of Common Stock issuable upon exercise of the Warrants and, as applicable, the Option Warrants (the "Issuable Stock"), will, upon issuance to the Purchaser upon exercise of the Warrants or the Option Warrants, be fully paid, duly issued and non-assessable.

     (f) The representations and warranties of the Company contained in that certain Letter Loan Agreement dated August 14, 2002, as amended by letter dated December 2, 2002k, each between the Company and Calim (the "Calim Agreement"), are true and correct in all material respects on the day hereof as if made on this day.

     (g) The Company's Quarterly Report on Form 10-QSB as filed with the United States Securities and Exchange Commission on February 19, 2003 (the "10QSB") is true, correct and complete in all material respects, and from the date thereof to the date hereof, there have been no material adverse changes in the business of the Company.

     5.   Purchaser Representations.

     (a) The Purchaser, in acquiring the Stock, makes the representations, warranties and agreements contained in this Section 5.

     (b) The Stock is being issued to the Purchaser in reliance upon its representation to the Company that the Stock and the Warrants (collectively, the "Securities") are being acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Securities, in whole or in part. The Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

     (c) The Purchaser is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, the Purchaser also represents it has not been organized for the purpose of acquiring the Securities.


                                3


     (d) The Purchaser understands that any of the Securities that it is purchasing or otherwise taking delivery of are or will be characterized as "restricted securities" under the United States Securities Act of 1933, as amended (the "1933 Act") inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances. The Purchaser represents that it is familiar with Rule 144 promulgated under the 1933 Act, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

     (e) The Purchaser agrees not to make any disposition of all or any portion of the Securities (each a "Permitted Transfer") unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 5, to the extent this Section is then applicable, and:

              (i) there is then in effect a registration statement under the 1933 Act covering the proposed disposition and such disposition is made in accordance with such registration statement; or

              (ii) (A) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (B) if reasonably requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the applicable Securities under the 1933 Act; and

              (iii) notwithstanding (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Purchaser (A) that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, or (B) to any entity that is controlled by, controls or is under common control with the Purchaser, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if it were an original Purchaser hereunder.

     (f) Certificates evidencing the Securities may bear one or all of the following legends:

              (i) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act;" and

              (ii) Any legend required by the laws of the State and any other applicable state of the United States.

     6. Agreement. The Company agrees to pay or reimburse the Purchaser, upon invoice, for its reasonable legal fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby.


                                4

     7.   Miscellaneous.

     (a) This Agreement constitutes the entire agreement and understanding between the parties hereto related to the sale of Stock and supersedes and controls all prior verbal and written agreements between the parties relating to the sale of the Stock.

     (b) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

     (c) This Agreement shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and assigns.

     (d) As used herein and as the context requires, the masculine, feminine, and neuter genders shall include the others; the singular shall include the plural and vice versa.

     (e) If any term or provision hereof is void, illegal, or unenforceable, said voidness, illegality, or unenforceability shall not affect the remaining terms and provision hereof which shall be enforced as if said void, illegal, or unenforceable provision was not set forth herein.








                 [Remainder of Page Intentionally Left Blank]




                                5


EXECUTED AND DELIVERED as of the date and year first written above but actually
executed May     , 2003.



                                CHAPEAU, INC.


                                By:________________________
                                     Authorized Officer



                                MFPI, LLC



                                By:________________________
                                     Patrick W.M.
                                     Imeson, Managing Director




                                6



     EXHIBIT 1(b)

                                      to

                           STOCK PURCHASE AGREEMENT



                                Form of Warrant





                                7



     EXHIBIT 4

                                      to

                           STOCK PURCHASE AGREEMENT



                              Disclosure Schedule


     1. The representations contained in Sections 4(b) and (f) are subject to such other matters as may be disclosed in the 10QSB.

     2. The representation contained in Section 4(b) is subject to the further disclosure that pursuant to a Deferred Payment and Settlement Agreement between the Company and P&J Properties ("P&J"), among other things the Company agree to issue to P&J or its designee 100,000 shares of Common Stock.



                                8


            THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAW.


                       Warrant to Purchase Common Stock
                                      of
                                 Chapeau, Inc.

                           Void after March 24, 2008

     This Warrant is issued to MFPI, LLC, or its registered assigns (the "Holder") by Chapeau, Inc., a Utah corporation (the "Company"), as of March 24, 2003 (the "Warrant Issue Date"). This Warrant is issued pursuant to that certain Stock Purchase Agreement dated as of the Warrant Issue Date (the "Purchase Agreement"). Unless otherwise defined or the context otherwise requires, capitalized terms used herein shall have the meanings assigned them in the Purchase Agreement.

     1. Shares. Subject to the terms and conditions of this Warrant, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder in writing), to purchase from the Company 4,000,000 fully paid and nonassessable shares of Common Stock, as constituted on the Warrant Issue Date. The number of shares of Common Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 9 below.

     2. Exercise Price. The purchase price for the Shares shall be equal to $0.50 per share, as adjusted from time to time pursuant to Section 9 below (the "Exercise Price").

     3. Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m. on the fifth anniversary of the Warrant Issue Date; provided that in the event (each a "Disposition Event") of (i) the closing of the Company's sale or transfer of all or substantially all of its assets or (ii) the closing of the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions, resulting in the exchange of the outstanding shares of the Common Stock (unless (A) the shareholders of the Company immediately prior to such transaction or series of related transactions are holders of a majority of the voting equity securities of the surviving or acquiring corporation immediately thereafter and (B) each of such shareholders immediately prior to such transaction or series of related transactions holds the same pro rata share of such majority of the voting equity securities of the surviving or acquiring corporation as each hold of the Company immediately prior to such transaction or series of related transactions), this Warrant shall, on the date of a Disposition Event, no longer be exercisable and become null and void. The Company shall notify the Holder at least 20 days prior to the consummation of any Disposition Event; provided that the Holder shall in any event have at least 40 days after the Warrant Issue Date to exercise this Warrant.



                                1



     4. Method of Exercise. While this Warrant remains outstanding and exercisable, the Holder may exercise this Warrant, in whole or in part, at one time or from time to time, by:

     (a) the surrender of this Warrant, together with a duly executed copy of the form of Notice of Election attached hereto, to the Secretary of the Company at its principal offices; and

     (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

In the event of a partial exercise of this Warrant, the Company shall cause to be issued to the Holder a Warrant of like tenor to this Warrant for the number of Shares for which this Warrant has not yet been exercised.

     5.   [Reserved]

     6. Representations and Warranties of Holder. The initial Holder referenced above, and each person who might hereafter become a Holder, hereby represents and warrants, either by its execution hereof or its receipt of this Warrant in a Permitted Transfer (as hereinafter defined) that:

     (a) Acquisition for Own Account. This Warrant is being issued to the Holder in reliance upon its representation to the Company that this Warrant and the Common Stock to be received by it upon exercise of this Warrant (collectively, the "Securities") are being and will be acquired for investment for the Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the Securities, in whole or in part. The Holder further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

     (b) Investment Experience. The Holder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, the Holder also represents it has not been organized for the purpose of acquiring the Securities.

     (c) Restricted Securities. The Holder understands that any of the Securities that it is purchasing or otherwise taking delivery of are or will be characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances. The Holder represents that it is familiar with Rule 144 promulgated under the 1933 Act, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

     (d) Further Limitations on Disposition. The Holder agrees not to make any disposition of all or any portion of the Securities (each a "Permitted Transfer") unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 6, to the extent this
Section is then applicable, and:

              (i) there is then in effect a registration statement under the 1933 Act covering the proposed disposition and such disposition is made in accordance with such registration statement; or



                                2



              (ii) (A) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (B) if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the applicable Securities under the 1933 Act; and

              (iii) notwithstanding (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder (A) that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, or (B) to any entity that is controlled by, controls or is under common control with the Holder, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if it were an original Holder hereunder.

     (e) Legends. Certificates evidencing the Securities may bear one or all of the following legends:

              (i) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act;" and

              (ii) Any legend required by the laws of the State and any other applicable state of the United States.

     7. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within 15 days following compliance by the Holder with the requirements of Section 4 above. The Company shall not be required to issue any fractional shares, and if any fraction of a Share would be issuable on the exercise of this Warrant in full, the Company shall pay an amount in cash equal to the then current fair market value of a Share, as then determined in good faith by the Board of Directors of the Company, times the applicable fraction.


     8. Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of Common Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

     9. Adjustment of Exercise Price and Number of Shares. The number of and kind of Securities purchasable or receivable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

     (a) Subdivisions, Combinations and Other Issuances. If the Company shall subdivide the Common Stock, by split-up or otherwise, combine the Common Stock or issue additional shares of Common Stock as a dividend or other distribution


                                3


with respect to any of its securities, the number of Shares issuable on the exercise of this Warrant shall be proportionately increased in the case of a subdivision, dividend or distribution and shall be proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of a dividend or other distribution, or in the event that no record date is fixed, upon the making of such dividend or distribution.

     (b) Reclassification, Reorganization and Consolidation. In the event of any reclassification, capital reorganization or change in the Common Stock, other than as a result of an event provided for in (a) above, then, as a condition of such transaction, the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with the applicable transaction by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to the transaction. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that this provision shall thereafter be applicable with respect to any Securities deliverable upon exercise of this Warrant, and appropriate adjustments shall be made to the Exercise Price; provided that the aggregate purchase price shall remain the same.

     (c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of Shares receivable upon exercise of this Warrant, or in the Warrant Price, the Company shall promptly notify the Holder thereof and of the number of Shares or other Securities thereafter receivable upon exercise of this Warrant.

     (d) No Impairment. The Company and the Holder will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company or the Holder, respectively, but will at all times in good faith assist in the carrying out of all the provisions of this Section 9 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Company and the Holder against impairment.

     10. No Shareholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including without limitation the right to vote Shares, receive dividends or other distributions thereon, exercise preemptive rights or, other than as may be provided in the Purchase Agreement, be notified of shareholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 10 shall limit the right of the Holder to be provided the notices required under this Warrant and, in addition, the Company will afford to the Holder the right, upon advance notice, to meet periodically with the Company's chief executive and chief financial officers during mutually agreeable business hours to discuss the Company's business and affairs.

     11. Transfers. Subject to compliance with the requirements of Section 6 above with respect to applicable federal and state securities laws, this Warrant and all rights (but only with all related obligations) hereunder are transferable in whole or in part by the Holder upon reasonable prior written notification to the Company. The transfer shall be recorded on the books of the Company upon (i) the surrender of this Warrant, properly endorsed, to the Company at its principal offices; (ii) the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer; and
(iii) the transferee's agreement in writing to be bound by and subject to the terms and conditions of this Warrant. In the event of a partial transfer, the Company shall issue to the Holders one or more appropriate new Warrants of like tenor to this Warrant.


                                4



     12. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holders and their respective successors and assigns.

     13. Registration Rights. The Shares issuable upon exercise of this Warrant shall be entitled to be included, pari passu, with any other shares of Common Stock and any securities issuable upon conversion of the Common Stock, under the terms of any registration rights, if any, that the Company may have heretofore granted or may hereafter grant to any other persons whomsoever, and the Company agrees to do all such things in connection with any registration rights agreements or registration of the Common Stock under the 1933 Act to ensure that the rights of the Holder hereunder are recognized in connection therewith.

     14. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

     15. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

     16. Governing Law. This Warrant shall be governed by the laws of the State of Delaware.




          IN WITNESS WHEREOF, this Warrant to be executed by the Company and
acknowledged by the Holder as of March 24, 2003 but actually executed May     ,
2003.


                             CHAPEAU, INC.



                             By:_______________________
                                 Authorized Officer




ACCEPTED AND ACKNOWLEDGED:

MFPI, LLC



By: ______________________
     Managing Director



                                5



     NOTICE OF EXERCISE



     To:Chapeau, Inc.

      The undersigned hereby elects to purchase _________ shares of the Common Stock of Chapeau, Inc. (the "Company") pursuant to the terms of the attached Warrant, and payment of the Exercise Price per share required under the Warrant accompanies this notice.


     The undersigned hereby represents and warrants that it is acquiring the indicated shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.



                    WARRANT HOLDER:

                    _________________________________________


                    By:______________________________________


                    Date:____________________________________




Name in which shares should be registered:




                                6